Additional segmental analysis of revenue (Tables)	6 Months Ended
Jun. 30, 2020
Additional segmental analysis of revenue
Schedule of additional segmental analysis of revenue

	Half year 2020 $m

				Unallocated
			Total	to a	Group
	Asia	US	segment	segment	total
Gross premiums earned	10,890	8,892	19,782	60	19,842
Outward reinsurance premiumsnote (i)	50	(30,195)	(30,145)	(4)	(30,149)
Earned premiums, net of reinsurance	10,940	(21,303)	(10,363)	56	(10,307)
Other incomenote (ii)	285	28	313	20	333
Total external revenue	11,225	(21,275)	(10,050)	76	(9,974)
Intra-group revenue	—	17	17	(17)	—
Interest income	883	1,283	2,166	22	2,188
Other investment return	3,235	(1,575)	1,660	62	1,722
Total revenue, net of reinsurance	15,343	(21,550)	(6,207)	143	(6,064)

	Half year 2019 $m

				Unallocated
			Total	to a	Group
	Asia	US	segment	segment	total
Gross premiums earned	11,458	9,588	21,046	35	21,081
Outward reinsurance premiums	(499)	(170)	(669)	(4)	(673)
Earned premiums, net of reinsurance	10,959	9,418	20,377	31	20,408
Other incomenote (ii)	228	14	242	16	258
Total external revenue	11,187	9,432	20,619	47	20,666
Intra-group revenue	21	31	52	(52)	—
Interest income	805	1,460	2,265	27	2,292
Other investment return	8,826	20,732	29,558	23	29,581
Total revenue, net of reinsurance	20,839	31,655	52,494	45	52,539

Notes

(i)

In half year 2020, outward reinsurance premiums include $(30,150) million paid during the period in respect of the reinsurance of substantially all of Jackson's in-force fixed and fixed indexed annuity liabilities to Athene Life Re Ltd. See note D1 for further details. Also included in outward reinsurance premiums for half year 2020 is a credit of $542 million for the recapture of previously reinsured business in Asia.

(ii)

Other income comprises income from external customers and consists primarily of revenue from the Group’s asset management business of $261 million (half year 2019: $198 million). The remaining other income consists primarily of policy fee revenue from external customers.